PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)
                                   Brokerage

                                 JULY 1, 1997
                          AS REVISED DECEMBER 15, 1997

                                    BENHAM
                                 GROUP(reg.tm)

                              Prime Money Market

                               INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                      AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
      BENHAM GROUP(reg.tm)      AMERICAN CENTURY       TWENTIETH CENTURY(reg.tm)
                                      GROUP                      GROUP
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS        ASSET ALLOCATION &            GROWTH FUNDS
    GOVERNMENT BOND FUNDS         BALANCED FUNDS          INTERNATIONAL FUNDS
    DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
     MUNICIPAL BOND FUNDS       SPECIALTY FUNDS
--------------------------------------------------------------------------------
      Prime Money Market


                                  PROSPECTUS

                                 JULY 1, 1997
                         AS REVISED DECEMBER 15, 1997

                              Prime Money Market

                                INVESTOR CLASS

                       AMERICAN CENTURY INVESTMENT TRUST

    American Century Investment Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group, American Century--Benham Prime Money Market Fund (the "Fund"), is described in this Prospectus. Its investment objective is listed on page 2 of the Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the Fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated July 1, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                        AMERICAN CENTURY INVESTMENTS
                     4500 Main Street * P.O. Box 419200
             Kansas City, Missouri 64141-6200 * 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                  1-800-634-4113 * In Missouri: 816-444-3485
                       Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

    INVESTMENTS IN THE FUND ARE NOT INSURED, NOR ARE THEY GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 SHARE PRICE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY-BENHAM
PRIME MONEY MARKET FUND

    The Fund's investment objective is to seek the highest level of current income consistent with preservation of capital.

    The Fund buys high-quality, U.S. dollar-denominated money market instruments and other short-term obligations of banks, governments and corporations.

  There is no assurance that the Fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ...........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund ............................................   6
   Investment Objective ....................................................   6
   Eligible Investments ....................................................   6
   Portfolio Investment Quality and
      Maturity Criteria ....................................................   6
   Diversification .........................................................   7
   Industry Concentration ..................................................   7
Risk Factors and Investment Techniques .....................................   7
   Corporate Obligations ...................................................   7
   Bank Obligations ........................................................   8
   Government Obligations ..................................................   8
   Variable and Floating-Rate Instruments ..................................   8
   Rule 144A Securities ....................................................   9
   U.S. Dollar-Denominated Foreign Securities ..............................   9
Other Investment Practices, Their Characteristics
  and Risks ................................................................   9
   Repurchase Agreements ...................................................   9
   When-Issued and Forward Commitment
     Agreements ............................................................   9
   Borrowing ...............................................................  10
   Other Techniques ........................................................  10
Performance Advertising ....................................................  10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell
  American Century Funds ...................................................  11
How to Exchange from one American
  Century Fund to Another ..................................................  11
How to Redeem Shares .......................................................  11
Telephone Services .........................................................  11

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  12
   When Share Price Is Determined ..........................................  12
   How Share Price Is Determined ...........................................  12
   Where to Find Yield Information .........................................  13
Distributions ..............................................................  13
Taxes ......................................................................  13
   Tax-Deferred Accounts ...................................................  13
   Taxable Accounts ........................................................  13
Management .................................................................  14
   Investment Management ...................................................  14
   Code of Ethics ..........................................................  15
   Transfer and Administrative Services ....................................  15
Distribution of Fund Shares ................................................  15
Further Information About American Century .................................  15


PROSPECTUS                                              TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                             Prime Money Market

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee(1) ....................................................   none
Exchange Fee .........................................................   none

ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of average net assets)

Management Fees(3) ...................................................  0.50%
12b-1 Fees ...........................................................   none
Other Expenses(4) ....................................................  0.00%
Total Fund Operating Expenses ........................................  0.50%

EXAMPLE:
You would pay the following expenses on a                     1 year     $  6
$1,000 investment, assuming a 5% annual return and           3 years       19
redemption at the end of each time period:                   5 years       34
                                                            10 years       75
----------
(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) American Century Investment Management, Inc. (the "Manager") has agreed to voluntarily limit expenses of the Fund, until May 31, 1998, to no more than 0.50% of its net assets. If this waiver was not in effect, the Management Fee and Total Expenses of the Fund are expected to be 0.60% and 0.60%, respectively.

(3) A portion of the management fee may be paid by the Manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management
    - Transfer and Administrative Services," page 15.

(4) Other Expenses, which includes the fees and expenses (including legal counsel fees) of those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Investment Company Act"), are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Fund.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                              PRIME MONEY MARKET

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended February 28, except as noted.

                                                               1997          1996(1)            1995         1994(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................   $1.00           $1.00            $1.00           $1.00
                                                             -------         -------          -------         ------
Income from Investment Operations

   Net Investment Income ..................................    0.05            0.06             0.05            0.01
                                                             -------         -------          -------         ------
Distributions

   From Net Investment Income .............................  (0.05)          (0.06)           (0.05)          (0.01)
                                                             -------         -------          -------         ------
Net Asset Value, End of Period ............................   $1.00           $1.00            $1.00           $1.00
                                                             =======         =======          =======         ======
   TOTAL RETURN(3) ........................................   5.04%           5.60%            4.93%           0.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(4) ......   0.50%           0.48%            0.04%               -

Ratio of Operating Expenses to Average Net Assets
  (Before Expense Waiver)(4) ..............................   0.63%           0.62%            0.71%        1.49%(5)

Ratio of Net Investment Income to Average Net Assets ......   4.92%           5.43%            5.28%        3.35%(5)

Ratio of Net Investment Income to Average Net Assets
  (Before Expense Waiver) .................................   4.79%           5.29%            4.61%        1.86%(5)

Net Assets, End of Period (in thousands) ................$1,211,990      $1,270,653       $1,509,863        $75,168
----------
(1) Year Ended February 29, 1996.

(2) November 17, 1993 (inception), through February 28, 1994.

(3) Total return assumes reinvestment of dividends. Total return for periods less than one year are not annualized.

(4) The ratios for periods subsequent to February 28, 1995, include expenses paid through expense offset arrangements.

(5) Annualized.


PROSPECTUS                                              FINANCIAL HIGHLIGHTS   5


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the Fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.

INVESTMENT OBJECTIVE

    The Fund's investment objective is to seek the highest level of current income consistent with preservation of capital. The Fund seeks to maintain a $1.00 share price, although there is no guarantee it will be able to do so. Shares of the Fund are neither insured nor guaranteed by the U.S. government. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.

ELIGIBLE INVESTMENTS

    The Fund buys high-quality ("first-tier"), U.S. dollar-denominated money market instruments and other short-term obligations of banks, governments, and corporations. Some of the Fund's possible investments are listed in the following table. The obligations referenced in the table and the risks associated with investing in them are described in the section titled "Risk Factors and Investment Techniques," which begins on page 7.

--------------------------------------------------------------------------------
Issuers                                        Types of Obligations
--------------------------------------------------------------------------------

Domestic and foreign financial                 Negotiable certificates of
institutions (e.g., banks, broker-             deposit, bankers' acceptances,
dealers, insurance companies,                  bank notes, and commercial
leasing and financing corpora-                 paper (including floating-rate
tions)                                         agency securities.
--------------------------------------------------------------------------------
Domestic and foreign                           Commercial paper and short-
nonfinancial corporations                      term corporate debt obliga-
                                               tions (including fixed- and
                                               variable-rate notes and
                                               bonds)
--------------------------------------------------------------------------------
U.S. government and its                        U.S. Treasury bills, notes,
agencies and instrumentalities                 bonds, and U.S. government
                                               agency obligations (including
                                               floating-rate agency securities)
--------------------------------------------------------------------------------
Foreign governments                            Commercial paper and
and their agencies and                         discount notes
instrumentalities
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENT QUALITY  AND MATURITY CRITERIA

    The Manager follows regulatory guidelines on quality and maturity for the Fund's investments, which are designed to help maintain a stable $1.00 share price. In particular, the Fund:

  (1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

  (2) Maintains a dollar-weighted average portfolio maturity of 90 days or less;

  (3)  Restricts its investments to high-quality  obligations  determined by the
       Manager  to  present   minimal  credit  risks,   pursuant  to  guidelines
       established by the Board of Trustees.

    To be considered high-quality, an obligation must be one of the following:


6   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


  (1)  A U.S. government obligation;

  (2) Rated (or issued by an issuer rated with respect to a class of short-term debt obligations) within the two highest rating categories for short-term debt obligations by at least two nationally recognized statistical rating organizations ("rating agencies") (or one if only one has rated the obligation);

  (3) An unrated obligation judged by the Manager, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.

    The Fund intends to buy only obligations which are designated as first-tier securities as defined by the SEC; that is, securities with the highest rating.

    The acquisition of securities that are unrated or rated by only one rating agency must be approved or ratified by the Board of Trustees.

DIVERSIFICATION

    In order to reduce investment risks, the Manager is required by law to diversify the Fund's investment portfolio. As a general rule, the Manager may not invest more than 5% of the Fund's total assets in securities issued by a single institution. In addition, the Fund must also limit its investments in securities subject to puts of a single institution.

    This policy does not apply to U.S. government securities, in which the Fund may invest without limitation. See the Statement of Additional Information for a more detailed description.

INDUSTRY CONCENTRATION

    Under normal market conditions, 25% or more of the Fund's total assets are invested in obligations of issuers in the financial services industry. This industry concentration reflects that of the markets in which the Fund invests. More than half of the markets' commercial paper is issued by companies or organizations in the financial services industry.

    For temporary defensive purposes, less than 25% of the Fund's total assets may be invested in obligations of issuers in the financial services industry. The Manager will not invest more than 25% of the Fund's total assets in any other industry.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The Fund may be appropriate for investors who seek to (1) earn income at current money market rates while preserving their investments; (2) use the Fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds, and stocks; or (3) use the Fund to place investment monies as part of a dollar-cost averaging investment program.

    Because the Fund emphasizes stability, it will not generate as much income as a bond fund. No single fund constitutes a balanced investment plan.

    Corporations and governments address their short-term borrowing and cash-flow management needs in a highly liquid, worldwide financial market called the "money market." The following is a brief description of the types of money market instruments the Fund may buy.

CORPORATE OBLIGATIONS

    Commercial paper is issued by large corporations to raise cash. The maximum maturity for commercial paper is 270 days, although most commercial paper is issued with maturities of 60 days or less. Commercial paper is offered at a discount with its full face value paid at maturity.

    Although commercial paper rates generally fluctuate with the value of the London Interbank Offered Rate (LIBOR), Treasury bills, bankers' acceptances, and certificates of deposit, they are also influenced by (1) the issuer's size and credit rating and (2) the commercial paper maturity date.

    Smaller or lower-rated corporations may tap the commercial paper market through asset-backed commercial paper programs. In a typical program, a special purpose corporation (a "SPC"), created and/or serviced by a bank, uses the proceeds from an issuance of commercial paper to purchase receivables from one or more corporations (sellers). The sellers transfer their interest in the cash flow from the receivables to the SPC, and this cash is used to pay interest and repay principal on the commercial paper. Letters of credit may be available to cover the risk that the cash flow from the receivables will not be sufficient to cover the maturing commercial paper.


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


    The Fund may purchase corporate notes and bonds with remaining maturities of 13 months or less in the secondary market provided that each of these securities has characteristics consistent with regulatory requirements for money market funds.

BANK OBLIGATIONS

    Negotiable certificates of deposit (CDs) evidence a bank's obligation to repay money deposited with it for a specified period of time. The table below identifies the types of CDs the Fund may buy.

--------------------------------------------------------------------------------
CD Type                                    Issuer
--------------------------------------------------------------------------------
Domestic                                   Domestic offices of U.S. banks
--------------------------------------------------------------------------------
Yankee                                     U.S. branches of foreign banks
--------------------------------------------------------------------------------
Eurodollar                                 Issued in London by U.S.,
                                           Canadian, European, and
                                           Japanese banks
--------------------------------------------------------------------------------
Schedule B                                 Canadian subsidiaries of
                                           non-Canadian banks
--------------------------------------------------------------------------------

    Bankers' acceptances are used to finance foreign commercial trade. Issued by a bank with an importer's name on them, these instruments allow the importer to back up its own pledge to pay for imported goods with a bank's obligation to cover the transaction if the importer fails to do so.

    Bank notes are senior unsecured promissory notes issued in the United States by domestic commercial banks.

    The bank obligations the Fund may buy generally are not insured by the FDIC or any other insurer.

GOVERNMENT OBLIGATIONS

    U.S. Treasury securities differ from one another in their interest rates, maturities, and issuance and interest payment schedules. Treasury bills have initial maturities of one year or less; Treasury notes, two to ten years; and Treasury bonds, more than ten years.

    A number of U.S. government agencies and government-sponsored organizations issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit for home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit System, the Student Loan Marketing Association, and the Resolution Funding Corporation.

    Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the U.S. government's discretionary authority to purchase certain obligations of the agency or instrumentality, and others are supported only by the credit of the issuing agency or instrumentality.

    Supranational organizations (generally, multilateral lending institutions, or "MLIs") are created by governments to promote economic reconstruction and development. An MLI's creditworthiness is based not only on its own financial performance, but on the willingness and ability of member governments to support its lending activities.

    While maintaining strict financial controls to ensure liquidity and strong creditworthiness, MLIs finance their operations in the same manner as any other financial institution, with a combination of short- and long-term debt obligations. Short-term debt is usually issued in the form of short-term discount notes and commercial paper.

VARIABLE AND FLOATING-RATE INSTRUMENTS

    Variable-  and   floating-rate   instruments  are  issued  by  corporations,
financial institutions, and government agencies and instrumentalities.

    Floating-rate instruments have interest rates that change whenever there is a change in a designated base rate, whereas variable-rate instruments provide for specified periodic interest rate adjustments. The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard, such as the Federal Funds effective rate, the 90-day U.S. Treasury bill rate, or LIBOR.

    Although the Fund typically limits its investments to securities with remaining maturities of 13 months or less, it may invest in variable- and floating-rate instruments that have nominal (or stated) maturities in excess of 13 months, provided that such instruments (1) have demand features consistent with regulatory requirements for money market funds, or (2)


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


are securities issued by the U.S. government or a U.S. government agency that meet certain regulatory requirements for money market funds.

RULE 144A SECURITIES

    The Fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that while the Board retains ultimate responsibility, it may delegate this function to the Manager. Accordingly, the Board of Trustees has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Fund's Manager will consider appropriate remedies to minimize the effect on its liquidity. The Fund may not invest more than 10% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

U.S. DOLLAR-DENOMINATED FOREIGN SECURITIES

    The Fund invests exclusively in U.S. dollar- denominated instruments, some of which may be issued by foreign entities as described in the table on page 6. Consequently, the Fund may be subject to risks different than those incurred by a fund that invests only in debt obligations of domestic issuers.

    Currently, the only securities held outside the United States in which the Fund expects to invest are EuroCDs, which are held in England. As a result, the Fund's exposure to these foreign investment risks is expected to be lower than funds which invest more broadly in securities held outside the United States. Regulatory limits specified in the section titled "Portfolio Investment Quality and Maturity Criteria" on page 6 apply equally to securities of foreign and domestic issuers.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information regarding the investment practices of the Fund, see the Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimum credit risk. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. At the direction of the Board of Trustees, the Manager has established procedures to minimize potential losses due to credit risk. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

WHEN-ISSUED AND FORWARD COMMITMENT  AGREEMENTS

    The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs one to seven days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund. A separate account for the Fund consisting of cash or appropriate liquid securities in an


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the Fund prior to delivery.

BORROWING

    The Fund may borrow money only for temporary or emergency purposes. Borrowings are not expected to exceed 5% of the Fund's total assets.

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover the Fund's obligations.

PERFORMANCE ADVERTISING

    From time to time, the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund' s performance had remained constant throughout.

    A quotation of yield reflects the Fund's income over a stated period expressed as a percentage of its share price. Yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the IBC's Money Fund Average and Bank Rate Monitor National Index of 2-1/2-year CD rates. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


10   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem the Investor Class shares of the Fund offered by this Prospectus through American Century Brokerage Access AccountSM and Standard Account.

HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS

    The Fund offered by this Prospectus is available as an investment option in connection with a program, product or service offered by American Century Brokerage. Since all records of your share ownership are maintained by American Century Brokerage, all orders to purchase, exchange and redeem shares must be made through American Century Brokerage.

    You should contact a Brokerage Associate at 1-888-345-2071 for information about how to select American Century funds.

    If you have questions about the Fund, see "Investment Policies of the Fund," page 6, or call one of our Investor Services Representatives at 1-800-345-2021.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 12.

    We may discontinue offering shares generally in the Fund (including any class of shares of the Fund) or in any particular state without notice to shareholders.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call American Century Brokerage 1-888-345-2071.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your American Century Brokerage account permits you to exchange your investment in the shares of the Fund for shares of another fund in our family. Contact American Century Brokerage at 1-888-345-2071 for details on the rules governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by American Century Brokerage, you can sell ("redeem") your shares through American Century Brokerage at their net asset value. American Century Brokerage will provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 12. If you have any questions about how to redeem, contact an American Century Brokerage Associate.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current Prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Investor Services Representatives at 1-800-345-2021.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the Fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the Fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the Fund is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangement with the Fund or the Fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    Portfolio securities of the Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

    Pursuant to a determination by the Fund's Board of Trustees and Rule 2a-7 under the Investment Company Act, portfolio securities of the Fund are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


12   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


WHERE TO FIND YIELD INFORMATION

    The yield of the Investor Class of the Fund is published weekly in leading financial publications and daily in many local newspapers. Yield information may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, dividends are declared and credited (i.e., available for redemption) daily and distributed monthly on the last Friday of each month.

    You will begin to participate in the distributions the day AFTER your purchase is effective. See "When Share Price is Determined" on page 12. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

    The Fund does not expect to realize any long-term capital gains and, accordingly, does not expect to make any capital gains distributions.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.


TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased.

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when the Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   13


payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

MANAGEMENT

INVESTMENT MANAGEMENT

    American Century-Benham Prime Money Market Fund (formerly known as Benham Prime Money Market Fund) is a diversified, open-end series of American Century Investment Trust (the "Trust") that was organized as a Massachusetts business trust on June 16, 1993 (formerly known as Benham Investment Trust). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust.

    Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the investment manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objective. Individual portfolio manager members of the team may also adjust portfolio holdings of the Fund as necessary between team meetings.

    The portfolio manager members of the team managing the Fund and their work experience for the last five years are as follows:

    AMY O'DONNELL, Portfolio Manager, has been primarily responsible for the day-to-day management of the Fund since its inception in November 1993. Ms. O'Donnell joined American Century in 1987 as a Research Analyst, and was promoted to her present position in 1992.

    ROBERT V. GAHAGAN, Vice President and Portfolio Manager, is a member of the team that manages the Fund. Mr. Gahagan has a B.A. and M.B.A. from the University of Missouri in Kansas City and has over 12 years of investment experience. He joined American Century in 1983 and manages several other American Century funds.

    The activities of the Manager are subject only to directions of the Fund's Board of Trustees. The Manager pays all the expenses of the Fund except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.

    For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for the Fund is an annual rate of 0.30% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous


14   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The Fund and the Manager have adopted a Code of Ethics that restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage the Fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

    The Fund charges no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Fund at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

    The Manager and the transfer agent are both wholly owned by ACC. James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund shares. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    The Trust is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

    The principal office of the Trust is American Century Tower, 4500 Main Street, P. O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    The Fund is the sole series of the Trust which issues shares with no par value. Additional series of the Trust may be created in the future. In the event that such other series are created, the assets belonging to each series of shares will be held separately by the custodian and in effect each series will be a separate fund.

    Each share is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one Fund are voted upon only by that Fund.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   15


    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

    Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF THE POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF THE FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. THE FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


16   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


NOTES                                                                        17


TO CONTACT AMERICAN CENTURY BROKERAGE, INC.:

P.O. BOX 419146
KANSAS CITY, MISSOURI
64141-6146

BROKERAGE ASSOCIATE:
1-888-345-2071

TELESELECT AUTOMATED INFORMATION AND TRADING LINE:
1-888-345-2091

INTERNET: WWW.AMERICANCENTURY.COM


TO CONTACT THE FUND:

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

INTERNET: WWW.AMERICANCENTURY.COM

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